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Exhibit 32.1

TYCO ELECTRONICS LTD.
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

        The undersigned officers of Tyco Electronics Ltd. (the "Company") hereby certify to their knowledge that the Company's quarterly report on Form 10-Q for the quarterly period ended December 28, 2007 (the "Report"), as filed with the Securities and Exchange Commission on the date hereof, fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934, as amended, and that the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ THOMAS J. LYNCH Thomas J. Lynch Chief Executive Officer February 7, 2008
/s/ TERRENCE R. CURTIN Terrence R. Curtin Executive Vice President and Chief Financial Officer February 7, 2008

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  Exhibit 32.1
TYCO ELECTRONICS LTD. CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002